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SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12
ADAPTEC, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

July 12, 2002

To our stockholders:

        You are cordially invited to attend our 2002 Annual Stockholders Meeting to be held at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California 95035 on Thursday, August 22, 2002 at 10:00 a.m., local time.

        The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.

        Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

        We hope to see you at the meeting.

Sincerely,

Robert N. Stephens President and Chief Executive Officer

Adaptec, Inc.
691 South Milpitas Boulevard
Milpitas, California 95035

NOTICE OF ANNUAL STOCKHOLDERS MEETING

To our stockholders:

        Our 2002 Annual Stockholders Meeting will be held at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California 95035 on Thursday, August 22, 2002 at 10:00 a.m., local time.

        At the meeting, you will be asked to consider and vote upon the following matters:

        1.    The election of nine directors to our board of directors, each to serve until our 2003 Annual Stockholders Meeting and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. Our board of directors intends to present the following nominees for election as directors:

Carl J. Conti	Lucie J. Fjeldstad	Robert J. Loarie
Victoria L. Cotten	Joseph S. Kennedy	Robert N. Stephens
John C. East	Ilene H. Lang	Douglas E. Van Houweling

        2.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2003.

        3.    To transact any other business that may properly come before the Annual Stockholders Meeting or any adjournment or postponement of the meeting.

        These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on June 24, 2002 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

By order of the board of directors

David A. Young Assistant Secretary

Milpitas, California
July 12, 2002

        Whether or not you plan to attend the meeting in person, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

Adaptec, Inc.
691 South Milpitas Boulevard
Milpitas, California 95035

PROXY STATEMENT

July 12, 2002

        The accompanying proxy is solicited on behalf of the board of directors of Adaptec, Inc., a Delaware corporation, for use at the 2002 Annual Stockholders Meeting to be held at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California 95035 on Thursday, August 22, 2002 at 10:00 a.m., local time. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about July 12, 2002. Our Annual Report for fiscal year 2002 is enclosed with this proxy statement.

Record Date; Quorum

        Only holders of record of common stock at the close of business on June 24, 2002 will be entitled to vote at the meeting. At the close of business on the record date, we had 106,507,406 shares of common stock outstanding and entitled to vote.

        A majority of the shares outstanding on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes, which are the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

Voting Rights; Required Vote

        Stockholders are entitled to one vote for each share of common stock held as of the record date. Directors will be elected by a plurality of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes in the election of directors. Negative votes will not affect the outcome of the election of directors. Approval of proposal No. 2 ratifying the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2003 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on either of the proposals. The inspector of elections appointed for the meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes for each proposal.

Voting of Proxies

        Please complete, date and sign the proxy card sent with this proxy statement and promptly return it in the enclosed envelope or at the meeting. All signed, returned proxy cards that are not revoked will be voted in accordance with the specifications made on the proxy card. If no specification is made, the shares represented by the proxy will be voted "for" each proposal, including "for" the election to the board of each of the nominees named on the proxy card, and "for" any other matter that may be properly brought before the meeting.

Adjournment of Meeting

        If a quorum is not present in order to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

        We will pay the expenses of soliciting proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, email or in person. After the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

        Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy with a later date, by delivering a written notice of revocation to Mellon Investor Services, Proxy Processing, P.O. Box 3829, S. Hackensack, NJ 07606-9529 (registered holders), that the proxy is revoked or by attending the meeting and voting in person. The mere presence at the meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        A board of nine directors is to be elected at the 2002 Annual Stockholders Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees named below, all of whom are presently our directors.

        Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees listed below as possible. In this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of our stockholders or until his or her successor has been elected and qualified.

Directors/Nominees

        The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below:

Name of Director	Age	Principal Occupation	Director Since
Carl J. Conti	64	Independent management consultant	1995
Victoria L. Cotten	48	Retired	2001
John C. East	57	President, Chief Executive Officer and director of Actel Corporation, a manufacturer of field programmable gate arrays	1995
Lucie J. Fjeldstad	58	Retired	2001
Joseph S. Kennedy	56	President, Chief Executive Officer and Chairman of the Board of Pluris, a developer of Internet routers	2001
Ilene H. Lang	58	Corporate advisor	1997
Robert J. Loarie	59	Managing Director of Morgan Stanley Dean Witter & Co., a diversified investment firm	1981
Robert N. Stephens	56	President and Chief Executive Officer of Adaptec, Inc.	1998
Douglas E. Van Houweling	58	President and Chief Executive Officer of the University Corporation for Advanced Internet Development	2002

        Mr. Conti is an independent management consultant. From 1959 to 1991, Mr. Conti held a variety of technical and managerial positions with International Business Machines Corporation, a manufacturer of computer hardware and software, including as a Senior Vice President from 1987 to 1991.

        Ms. Cotten has been retired since July 2000. From January 1997 to July 2000, Ms. Cotten served as Senior Vice President of the Product Management Division of Ingram Micro, a wholesale distributor of computer hardware, networking equipment and software products. From August 1984 to January 1997, Ms. Cotten held various managerial positions with Ingram Micro.

        Mr. East has, since December 1988, served as President, Chief Executive Officer and director of Actel Corporation, a manufacturer of field programmable gate arrays.

        Ms. Fjeldstad has been retired since December 2001. From September 1999 to December 2001, Ms. Fjeldstad served as Chief Executive Officer of DataChannel, Inc., a software development company. She also served as President of DataChannel, Inc. from October 1998 to December 2001. From July 1997 to October 1998, Ms. Fjeldstad was Chief Executive Officer of her own consulting firm, Fjeldstad

International. From March 1995 to July 1997, Ms. Fjeldstad served as President of the Video Division of Tektronics, Inc., a manufacturer of testing equipment, printers and video equipment.

        Mr. Kennedy has served as the President, Chief Executive Officer and Chairman of the Board of Pluris, a developer of Internet routers, since June 1999. From June 1997 to June 1998, he served as President and General Manager of Bay Networks' switching products division. Prior to that time, Mr. Kennedy founded and served as the Chairman of the Board and Chief Executive Officer of Rapid City Communications, an early vendor in the gigabit ethernet and routing switch market.

        Ms. Lang is a corporate advisor. From May 1999 to May 2000, Ms. Lang served as President and Chief Executive Officer of Individual.com, Inc., a wholly-owned subsidiary of Office.com, Inc., a provider of news to corporations. From August 1998 to March 1999, Ms. Lang served as Chief Executive Officer of Essential.com, Inc., an eCommerce company that sold communication and energy services over the Internet. From July 1996 to August 1997, Ms. Lang served as President and Chief Executive Officer of AltaVista Internet Software Inc., a wholly-owned subsidiary of Digital Equipment Corporation, a manufacturer of computer systems.

        Mr. Loarie has served as a Managing Director of Morgan Stanley Dean Witter & Co., a diversified investment firm, since December 1997, and served as a Principal of that company from August 1992 until December 1997. Mr. Loarie also has served as a general partner or a managing member of several venture capital investment partnerships affiliated with Morgan Stanley Dean Witter & Co. since August 1992. Mr. Loarie is also a Director of Evolving Systems, Inc. and Websense, Inc.

        Mr. Stephens became our Chief Executive Officer in April 1999. Mr. Stephens has served as our President since October 1998, and from November 1995 to March 1999, he was our Chief Operating Officer. From November 1993 until November 1995, Mr. Stephens founded and was Chairman of the Board of Power I/O, Inc.

        Dr. Van Houweling has served as the President and Chief Executive Officer of the University Corporation for Advanced Internet Development (UCAID), the formal organization supporting Internet2, since October 1997. Dr. Van Houweling also serves as a professor in the School of Information at the University of Michigan. Before undertaking his responsibilities at UCAID, Dr. Van Houweling was Dean for Academic Outreach and Vice Provost for Information and Technology at the University of Michigan.

Board of Directors Meetings and Committees

        During fiscal 2002, the board of directors met 12 times, including telephone conference meetings, and acted by unanimous written consent two times. No director attended fewer than 75% of the total number of meetings of the board and the total number of meetings held by all committees of the board on which the director served during the time he or she served, except that Ms. Cotten attended five of the eight board meetings and two of the three compensation committee meetings during the time she served as one of our directors during fiscal 2002 and Dr. Van Houweling attended two of the four board meetings during the time he served as one of our directors during fiscal 2002.

        Standing committees of the board of directors include an Audit Committee, a Compensation Committee and a Nominating Committee.

        Audit Committee.    The current members of the Audit Committee are Ilene H. Lang, Lucie J. Fjeldstad, and Robert J. Loarie. Ms. Lang, Ms. Fjeldstad, and Mr. Loarie are each independent directors as defined by the rules of the Nasdaq Stock Market. The Audit Committee met seven times during fiscal 2002. The Audit Committee is responsible for providing oversight and monitoring of management and the independent accountants and their activities with respect to our financial reporting process and systems of internal control.

        Compensation Committee.    The current members of the Compensation Committee are John C. East and Victoria L. Cotten. The Compensation Committee met three times during fiscal 2002 and periodically acted by unanimous written consent to approve employee stock option grants. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the board of directors stock option grants for our executive officers.

        Nominating Committee.    The current members of the Nominating Committee are John C. East and Robert J. Loarie. The Nominating Committee is responsible for reviewing the qualifications of potential candidates for membership on our board of directors and recommending such candidates to the board of directors. The Nominating Committee will consider nominees recommended by management and stockholders. Such recommendations may be delivered in writing to the attention of the Nominating Committee in care of the Secretary or Assistant Secretary at our principal executive offices. The Nominating Committee held no formal meetings during fiscal 2002, but actively participated during the year, through discussions with each other and our management, in identifying potential candidates for appointment to our board of directors. The Nominating Committee reviewed the qualifications of such candidates and recommended the appointment of Mses. Cotten and Fjeldstad and Messrs. Kennedy and Van Houweling to our board of directors in fiscal 2002.

Director Compensation

        Cash Compensation.    Non-employee directors receive $3,000 per fiscal quarter and $2,000 for each meeting of the board of directors attended other than telephonic meetings and are reimbursed for their expenses incurred in attending meetings of the board of directors. Carl J. Conti, the Chairman of our board of directors, receives $100,000 per year as compensation. The chairpersons of the Compensation and Audit Committees, Mr. East and Ms. Lang, respectively, receive an additional $5,000 per year as compensation. Directors who serve on committees in a non-chairperson capacity do not receive additional compensation for serving on these committees. Employee directors do not receive additional compensation for attendance at meetings of the board of directors.

        Deferred Compensation Program.    Non-employee directors may choose to (i) receive their quarterly payment in cash, (ii) defer the payment by investing it in our Deferred Compensation Plan or (iii) elect a combination of (i) and (ii).

        1999 Stock Option Plan.    In October 2001, Mr. Conti was granted an option to purchase 30,000 shares of our common stock at an exercise price of $7.86 per share. This option vests and becomes exercisable with respect to 12.5% of the shares subject to the option for each full quarter after the date of grant, so long as Mr. Conti remains a director, such that the option will be fully vested on the second anniversary of the date of grant.

        2000 Director Option Plan.    Pursuant to our 2000 Director Option Plan, Messrs. Conti, East, Kennedy, Loarie and Van Houweling and Mses. Cotten, Fjeldstad and Lang were each granted options to purchase 15,000 shares of our common stock on March 31, 2002 at an exercise price of $13.37 per share. These options become vested and exercisable with respect to 25% of the shares subject to the options for each full quarter after the date of grant, so long as such person remains a director, such that the option will be fully vested on the first anniversary of the date of grant. In addition, Messrs. Kennedy and Van Houweling and Mses. Cotten and Fjeldstad each were granted options to purchase 40,000 shares of our common stock on the date they became a member of our board of directors. Mses. Fjeldstad and Cotten's options each have an exercise price of $10.94 per share. Mr. Kennedy's option has an exercise price of $16.25 per share and Dr. Van Houweling's option has an exercise price of $17.66 per share. These options become vested and exercisable with respect to 25% of the shares subject to the options on the first anniversary of the grant date and become vested and exercisable with respect to an additional 6.25% of the shares subject to the options for each full quarter after the grant date, so long as such person remains a director.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        We have selected PricewaterhouseCoopers LLP as the independent accountants to perform the audit of our financial statements for our fiscal year ending March 31, 2003, and our stockholders are being asked to ratify our selection. We have engaged PricewaterhouseCoopers LLP as our independent accountants since 1995. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

        We estimate that the audit fees owed to PricewaterhouseCoopers LLP for our fiscal year 2002 audit were approximately $283,000, of which $212,000 had been billed as of March 31, 2002.

Financial Information Systems Design and Implementation Fees

        We did not incur any financial information systems design and implementation fees in fiscal 2002.

All Other Fees

        We estimate that all other fees owed to PricewaterhouseCoopers LLP for fiscal 2002 were approximately $1,794,000, of which $1,508,000 related to tax consulting services provided in association with ongoing audits of our tax returns by the Internal Revenue Service. As of March 31, 2002, all of these fees had been billed.

        THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PRINCIPAL STOCKHOLDERS

        The following table presents information about the beneficial ownership of our common stock as of May 31, 2002 by:

  •
  each of our directors;

  •
  each executive officer named in the Summary Compensation Table below; and

  •
  all directors and executive officers as a group.

        The percentage of beneficial ownership for the table is based on approximately 106,479,285 shares of our common stock outstanding as of May 31, 2002. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Each person listed below maintains a mailing address of c/o Adaptec, Inc., 691 South Milpitas Boulevard, Milpitas, California 95035.

        The number of shares beneficially owned by each stockholder is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has the right to acquire within 60 days after May 31, 2002 through the exercise of any stock option. The percentage ownership of the common stock, however, is based on the assumption, required by the rules of the Securities and Exchange Commission, that only the person whose ownership is being reported has exercised stock options into shares of our common stock. We are not aware of any person or entity that is the beneficial owner of 5% or more of our common stock.

	Adaptec Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Shares
Directors and Executive Officers:
Carl J. Conti (1)	108,080	*
Victoria L. Cotten (2)	3,750	*
John C. East (3)	85,000	*
Lucie J. Fjeldstad (4)	5,750	*
Joseph S. Kennedy (5)	3,750	*
Ilene H. Lang (6)	112,000	*
Robert J. Loarie(7)	127,604	*
Douglas E. Von Houweling (8)	3,750	*
Robert N. Stephens (9)	963,226	*
Robert L. Schultz, Jr.(10)	264,942	*
David A. Young (11)	125,702	*
Kenneth B. Arola (12)	115,475	*
Kok Yong (K.Y.) Lim (13)	244,981	*
Directors and executive officers as a group (14 persons)(14)	2,232,918	2.05%

*
Less than 1% ownership.

(1)
Includes options to purchase 91,250 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(2)
Represents options to purchase 3,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(3)
Includes options to purchase 80,000 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(4)
Includes options to purchase 3,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(5)
Represents options to purchase 3,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(6)
Includes options to purchase 110,000 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(7)
Includes options to purchase 80,000 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(8)
Represents options to purchase 3,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(9)
Includes options to purchase 906,345 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(10)
Includes options to purchase 258,126 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002. Mr. Schultz is our former Chief Operating Officer, as he left Adaptec effective June 28, 2002.

(11)
Includes options to purchase 123,602 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(12)
Includes options to purchase 114,549 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(13)
Includes options to purchase 237,256 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

(14)
Includes options to purchase 2,085,136 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2002.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table presents information about the compensation for fiscal 2002 awarded to, earned by or paid to (i) our Chief Executive Officer and (ii) our four other most highly compensated executive officers whose salary and bonus for fiscal 2002 were more than $100,000. We provide benefits to our executive officers that are generally available to all of our employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary for fiscal 2002 for any executive officer. We do not grant stock appreciation rights and have no long-term compensation benefits other than stock options.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position	Fiscal Year					Restricted Stock Award(s)	Securities Underlying Options		All Other Compensation (1)
		Salary		Bonus
Robert N. Stephens, President and Chief Executive Officer	2002 2001 2000	$616,751 647,116 569,288		$	— — 1,200,000	— — —	1,225,151 340,000 505,000	(5) (4) (4)	$15,968 14,945 1,750
Robert L. Schultz, Jr., Former Chief Operating Officer	2002 2001 2000	379,539 398,077 215,384	(2)		— 350,000	— — —	500,000 315,000 200,000	(5) (4) (4)	9,629 9,497 378
David A. Young, Vice President, Chief Financial Officer and Assistant Secretary	2002 2001 2000	300,000 131,538 —	(3)		— 485,118 —	— — —	49,704 215,000 —		15,968 6,744 —
Kenneth B. Arola, Vice President, Corporate Controller and Principal Accounting Officer	2002 2001 2000	200,000 190,927 172,882			— — 90,000	— — —	86,036 56,000 10,000	(5) (4) (4)	25,681 9,501 9,021
Kok Yong (K.Y.) Lim, Vice President, Manufacturing	2002 2001 2000	167,030 185,958 175,708			— — 198,267	— — —	70,107 90,000 25,000	(5) (4)	498 400 382

(1)
Represents life insurance premiums, and, in the case of Mr. Arola, also represents a one-time vacation payout in fiscal 2002.

(2)
Mr. Schultz's 2000 compensation represents what he earned from his hire date of July 19, 1999 through March 31, 2000.

(3)
Mr. Young's 2001 compensation represents what he earned from his hire date of October 10, 2000 through March 31, 2001.

(4)
Includes stock options that were cancelled on June 21, 2001 in connection with our Grant Program. The Grant Program allowed our employees, including executive officers and employee directors, to cancel certain options in exchange for the right to receive new options for the same amount of shares subject to the cancelled options. The replacement options were granted on December 27, 2001. See "Report on Executive Compensation—Stock Option Exchange Program".

(5)
Includes stock options that were granted on December 27, 2001 in connection with our Grant Program. The Grant Program allowed our employees, including executive officers and employee directors, to cancel certain options in exchange for the right to receive new options no sooner than December 22, 2001. See "Report on Executive Compensation—Stock Option Exchange Program".

Option Grants in Fiscal 2002

        The following table sets forth grants of stock options made during fiscal 2002 to the executive officers named in the Summary Compensation Table.

        Potential realizable values are calculated by:

  •
  Multiplying the number of shares of common stock subject to a given option by the exercise price per share of our common stock on the date of grant;

  •
  Assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire ten-year term of the option; and

  •
  Subtracting from that result the aggregate option exercise price.

        The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projections of future stock price growth.

        The percentage of total options granted to employees in the last fiscal year is based on options to purchase an aggregate of 9,550,050 shares of common stock granted to employees during fiscal 2002. The options shown in the table were granted under our 1999 Stock Plan. These options were granted at fair market value, are primarily nonqualified stock options, are not transferable by the optionee (other than by will or the laws of descent and distribution) and will expire ten years from the date of grant. The options become exercisable at the rate of 12.5% of the shares subject to the option six months after the date of grant and at the rate of 6.25% of the shares subject to the option at the end of each of the next 14 quarters, such that the option becomes fully vested after four years. To the extent exercisable at the time of employment termination, options may be exercised for an additional three months unless termination is the result of total and permanent disability, in which case the options may be exercised within six months following termination, or unless termination is the result of death, in which case all unvested options become vested and all of the individual's outstanding options may be exercisable by the individual's estate or other successor for a period of six months measured from the date of death. Options are subject to earlier termination upon termination of the option holder's employment.

Option Grants in Fiscal 2002

	Individual Grants
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal 2002			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name				Exercise Price Per Share	Expiration Date
						5%	10%
Robert N. Stephens, President and Chief Executive Officer	1,190,979 34,172	(1)	12.47 0.36%	$15.29 14.90	12/27/2011 12/28/2011	$10,695,623 333,569	$27,817,414 832,746
Robert L. Schultz, Jr., Former Chief Operating Officer	500,000	(1)	5.24	15.29	12/27/2011	4,490,265	11,678,381
David A. Young, Vice President, Chief Financial Officer and Assistant Secretary	49,704		0.52	14.90	12/28/2011	485,184	1,211,250
Kenneth B. Arola, Vice President, Corporate Controller and Principal Accounting Officer	71,000 15,036	(1)	0.74 0.16	15.29 14.90	12/27/2011 12/28/2011	637,618 146,773	1,658,330 366,416
Kok Yong (K.Y.) Lim, Vice President, Manufacturing	25,000 45,107	(1)	0.26 0.47	15.29 14.90	12/27/2011 12/28/2011	224,513 440,310	583,919 1,099,224

(1)
Represent stock options that were granted on December 27, 2001 in connection with our Grant Program. The Grant Program allowed our employees, including executive officers and employee directors, to cancel certain options in exchange for the right to receive new options for the same amount of shares subject to the cancelled options no sooner than December 22, 2001. See "Report on Executive Compensation—Stock Option Exchange Program".

Option Exercises

        The following table presents the number of shares acquired and the value realized upon exercise of stock options during fiscal 2002 by the executive officers named in the Summary Compensation Table. The table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2002. Also reported are values of "in-the-money" options that represent the positive difference between the exercise price of the outstanding stock option and the fair market value of the shares subject to the option at fiscal year end. The fair market value is based on $13.37 per share, which was the closing price of our common stock as reported on the Nasdaq National Market on March 30, 2002, the last day of trading for fiscal 2002. These values, unlike the amounts in the column entitled "Value Realized," have not been, and may never be, realized.

Aggregate Option Exercises in Fiscal 2002 and Fiscal Year-End Values

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End
Name	Shares Acquired on Exercise
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert N. Stephens, President and Chief Executive Officer	—	$—	802,517	575,134	$10,744	$—
Robert L. Schultz, Jr., Former Chief Operating Officer	—	$—	212,188	302,812	$10,744	$—
David A. Young, Vice President, Chief Financial Officer and Assistant Secretary	—	$—	94,852	169,852	$10,744	$—
Kenneth B. Arola, Vice President, Corporate Controller and Principal Accounting Officer	—	$—	102,721	58,815	$78,093	$—
Kok Yong (K.Y.) Lim, Vice President, Manufacturing	30,000	$199,855	224,685	86,922	$235,170	$—

Change in Control and Other Separation Arrangements

        Under our 1990 Stock Plan, 1999 Stock Plan and 2000 Nonstatutory Stock Option Plan, in the event of a Change in Control, any Options or Rights (as such terms are defined in these plans) outstanding upon the date of such Change in Control shall have their vesting accelerated as to an additional 25% of the shares subject to such Options or Rights as of the date of such Change in Control. In the event an optionee is Involuntarily Terminated Without Cause (as defined in these plans) within 12 months following a Change in Control, any Options or Rights outstanding upon such Change in Control that are not yet exercisable and vested on such date shall become 100% exercisable and vested. Such vesting acceleration may cause part or all of the consideration involved to be treated as a "parachute payment" under the Internal Revenue Code of 1986, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

        Robert L. Schultz, Jr., our former Chief Operating Officer, resigned his employment effective June 28, 2002. In connection with his termination of employment, we have entered into a separation agreement with Mr. Schultz. Pursuant to the terms of the separation agreement, we have agreed to pay Mr. Schultz one year of salary, which is equal to $400,000, extend the exercisability of his the stock options that were vested under the stock option granted to Mr. Schultz on December 27, 2001 through December 31, 2002,, continue his medical benefits for one year and provide him with outplacement services. In addition, the terms of the separation agreement with Mr. Schultz includes a non-compete employment provision through January 1, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee currently consists of John C. East and Victoria L. Cotten, neither of whom has any interlocking relationships, as defined by the Securities and Exchange Commission.

REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

        This report on executive compensation is required by the Securities and Exchange Commission. It shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act or under the Securities Exchange Act, except to the extent that we specifically incorporate this information by reference. Also, it shall not otherwise be deemed soliciting material or filed under these Acts.

        The Compensation Committee of the board of directors regularly reviews and approves all executive officer pay plans. These include the following compensation elements: base salaries, annual incentives, stock options and various benefit plans.

        The Compensation Committee is composed of two independent directors, each of whom is a non-employee director within the meaning of Section 16 of the Securities Exchange Act and an outside director within the meaning of Section 162(m) of the Internal Revenue Code. It is the Compensation Committee's objective that executive compensation be directly related to our achievement of our business goals. Specifically, our executive compensation program is designed to reward exceptional executive contribution and performance that result in enhanced corporate, economic and stockholder values over the short and long-term.

        The Compensation Committee retains independent compensation consultants to provide objective and expert advice in the review of all executive compensation plans. Published industry pay survey data is also reviewed and relied upon in the Compensation Committee's assessment of appropriate total compensation levels, including compensation reports for high technology industries and data from a comparable group of companies supplied by the committee's compensation consultant.

        The Compensation Committee recognizes that the industry sector and geographical areas in which we operate are both intensely competitive and are continuing to undergo rapid globalization with the result that there is heightened demand for qualified, experienced executive personnel. The Compensation Committee considers it crucial that we be assured of retaining and rewarding our top-caliber executives who are essential to the attainment of our ambitious, long-term, strategic goals.

        For these reasons, the Compensation Committee believes our executive compensation arrangements must remain competitive with those offered by other higher performing companies of similar size, scope, performance levels and complexity of operations.

Annual Cash Compensation (Base Salary, Plus Performance Incentives)

        The Compensation Committee believes that annual cash compensation should be paid commensurate with attained performance to plan. For these reasons, our executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

        Base salaries for executive officers are established considering a number of factors, including our planned profitable growth; the executive's individual performance and measurable contribution to our success; and pay levels of similar positions with comparable companies in our industry. The Compensation Committee supports our compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of our formal annual review process. Generally, base salaries are maintained at approximately the level of the median salaries of similar, high-technology companies.

        Under the Executive Incentive Plan, an executive's incentive performance award generally depends on three performance factors: our overall financial performance; the performance of the business unit or corporate unit/functions for which the executive is accountable; and the executive's individual performance. Our performance objectives and those of the business unit or corporate function derive from the board-approved annual business plan that includes specific financial performance targets relating to revenue and profit growth for the fiscal year. The Executive Incentive Plan provides no payment until threshold revenue and earnings targets are met. Long-term strategic goals may also be incorporated for certain executives. Individual executive performance is measured against an annual incentive target that represents a percentage of base salary that the executive can earn as bonus compensation if performance warrants. The incentive target is set at a higher percentage for more senior officers, with the result that the more senior executive officers have a higher percentage of their potential total cash compensation at risk. If business plans are exceeded, executives can earn additional amounts above the established target levels. The Compensation Committee annually reviews and approves specific targets, maximums, and performance criteria for each executive officer.

Long-term Incentive: Stock Options

        The Compensation Committee approves executive stock options under the 1999 Stock Plan to foster executive officer ownership, to stimulate a long-term orientation in decisions and to provide direct linkage with stockholder interests. The Compensation Committee considers the total compensation package, options previously granted, dilution effects, industry practices and trends, the executive's accountability level, and future potential stock values when granting stock options. The Compensation Committee recommends option grant amounts to provide retention considering projected earnings to be derived from option gains based upon relatively aggressive assumptions related to our growth in revenue and earnings. In this manner, executive option gains closely parallel those of other stockholders. Therefore, the stock option program serves as an effective, cost-efficient and competitive long-term incentive and retention tool for our executives, as well as other employees. The exercise prices of stock options granted to executive officers are equal to the fair market value of the stock on the date of grant. The Compensation Committee believes that our stock option plan has been administered in a manner comparable to our peer group and other high performing companies in the high technology sector.

Stock Option Exchange Program

        On May 22, 2001, we announced a voluntary stock option exchange program for our employees, or the Grant Program. The compensation committee approved the Grant Program because it determined the Grant Program to be desirable to incentivize and retain employees and in the best interests of us and our stockholders. Under the Grant Program, our employees could elect to cancel their outstanding options to purchase shares of our common stock having an exercise price greater than $15.00 per share under the 2000 Nonstatutory Stock Option Plan, the 1999 Stock Plan and the 1990 Stock Plan, in exchange for an equal number of new nonqualified stock options. In addition, employees that elected to participate in the Grant Program were required to exchange all stock options granted to them on or after December 20, 2000, even if those options had an exercise price of $15.00 per share or less. The election was completed on June 21, 2001, and approximately 1,400 employees, including some of our executive officers, cancelled options to purchase approximately 7.6 million shares of our common stock with exercise prices ranging from $8.87 to $59.13 per share. All shares of our common stock subject to stock options that were cancelled in connection with the Grant Program were retired from our stock option pool and are not available for future option grants. The Grant Program was not available to our non-employee directors.

        On December 27, 2001, the Replacement Grant Date, we granted options to purchase approximately 6.9 million shares of our common stock to 1,191 employees. Employees that participated in the Grant Program who were no longer employed by us as of December 27, 2001 were not eligible to receive new stock option grants under either the 2000 Nonstatutory Stock Plan or the 1999 Stock Plan. The exercise price of each of these new stock options was $15.29, representing the closing market price of our common stock on the Nasdaq National Market on the day before the Replacement Grant Date. The new stock options have a new ten-year term, and, as of the Replacement Grant Date, were vested to the same degree that the cancelled stock were vested as of June 21, 2001. The unvested portion of the new stock options will vest in equal installments on a quarterly basis over the two years following the Replacement Grant Date.

        The following table presents, for each of the executive officers named in the Summary Compensation Table, the number of shares of common stock subject to stock options awarded in connection with the Grant Program, the market price of our common stock at the time of cancellation, the exercise price at the time of cancellation, the exercise price of the new options, and the length of the original option term remaining at the time of cancellation.

The Grant Program

Name	Date	Number of Securities Underlying Options Cancelled	Number of Securities Underlying Options Received Pursuant to the Grant Program	Market Price At Time of Cancellation($)		Exercise Price At Time of Cancellation($)		New Exercise Price($)		Length of Original Option Term Remaining At Date of Cancellation (months)
Robert N. Stephens, President and Chief Executive Officer	6/21/2001 6/21/2001 6/21/2001 6/21/2001 6/21/2001 6/21/2001 6/21/2001	325,000 113,750 137,500 56,933 499,955 52,841 5,000	325,000 113,750 137,500 56,933 499,955 52,841 5,000	$ $ $ $ $ $ $	8.69 8.69 8.69 8.69 8.69 8.69 8.69	$ $ $ $ $ $ $	19.0625 19.0625 22.3125 22.3750 24.4375 24.8750 49.8750	$ $ $ $ $ $ $	15.29 15.29 15.29 15.29 15.29 15.29 15.29	107 90 80 53 94 60 103
Robert L. Schultz, Jr., Former Chief Operating Officer	6/21/2001 6/21/2001	300,000 200,000	300,000 200,000	$ $	8.69 8.69	$ $	19.0625 41.8750	$ $	15.29 15.29	107 97
David A. Young, Vice President, Chief Financial Officer and Assistant Secretary	—	—	—		—		—		—	—
Kenneth B. Arola, Vice President, Corporate Controller and Principal Accounting Officer	6/21/2001 6/21/2001 6/21/2001 6/21/2001 6/21/2001	20,000 14,000 7,000 20,000 10,000	20,000 14,000 7,000 20,000 10,000	$ $ $ $ $	8.69 8.69 8.69 8.69 8.69	$ $ $ $ $	18.0625 20.0000 29.2500 21.3750 34.3125	$ $ $ $ $	15.29 15.29 15.29 15.29 15.29	112 107 106 92 97
Kok Yong (K.Y.) Lim, Vice President, Manufacturing	6/21/2001	25,000	25,000		$8.69		$34.3125		$15.29	97

Chief Executive Officer Performance and Compensation

        In setting Mr. Stephens' base salary for the fiscal year ended March 31, 2002, the Compensation Committee considered our overall business performance for the fiscal year ended March 31, 2001, as well as our market capitalization improvement. Mr. Stephens did not receive a cash bonus for the fiscal year ended March 31, 2002.

        The Compensation Committee determines the number of shares of common stock underlying stock options granted to Mr. Stephens after analyzing stock option grants made to chief executive officers of comparable companies, retention effectiveness and the number of stock options previously granted to Mr. Stephens.

Compliance with Section 162(m) of the Internal Revenue Code

        Certain types of compensation are deductible for us under Section 162(m) of the Internal Revenue Code of 1986 only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. The 1999 Stock Option Plan complies with the requirements of Section 162(m). In addition, because we did not pay cash compensation in excess of $1,000,000 to any of our executive officers during fiscal 2002, such cash compensation will be tax-deductible under Section 162(m). However, since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that we may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

COMPENSATION COMMITTEE
John C. East
Victoria L. Cotten

REPORT OF THE AUDIT COMMITTEE

        The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended March 31, 2002. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

        The Audit Committee's purpose is to assist the board of directors in its oversight of our financial accounting, reporting and controls. The board of directors, in its business judgment, has determined that all members of the committee are "independent" as required by the listing standards of the Nasdaq National Market. The committee operates under a charter, which was formally adopted by the board of directors in June 2000 and most recently updated in June 2002.

        Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. The Audit Committee is responsible for providing oversight and monitoring of management and the independent accountants and their activities with respect to our financial reporting process and systems of internal control. The Audit Committee discussed with our independent accountants the overall scope and plans for the audit. The Audit Committee met with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

        In performing its oversight role, the Audit Committee reviewed and discussed the audited financial statements with management and the independent accountants. The committee also discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. The committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence and has discussed with the accountants the accountants' independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to below and in its charter, the Audit Committee recommended that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31,

2002. The Audit Committee and the board of directors also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as independent accountants.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that PricewaterhouseCoopers LLP is in fact "independent" as required by the Nasdaq National Market.

AUDIT COMMITTEE
Ilene H. Lang
Lucie J. Fjeldstad
Robert J. Loarie

CHARTER FOR THE AUDIT COMMITTEE
JUNE 20, 2002

PURPOSE:

        The purpose of the Audit Committee of the board of directors of Adaptec, Inc. (the "Company") shall be:

  •
  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process and systems of internal control;

  •
  to provide the Company's board of directors with the results of its monitoring and recommendations derived therefrom;

  •
  to nominate to the board of directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  •
  to provide to the board of directors such additional information and materials as it may deem necessary to make the board of directors aware of significant financial matters that require the attention of the board of directors.

        The Audit Committee will fulfill these functions primarily by carrying out those specific duties and responsibilities listed below, and such other duties as the board of directors may from time to time prescribe. In so doing, the Audit Committee will maintain free and open communication between the independent auditors, the Company's management and the board of directors. In order to fulfill these responsibilities, the Audit Committee shall have unrestricted access to Company personnel and documents, shall have authority to direct and supervise an investigation into any matters within the scope of its duties, and shall have authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities.

        The Audit Committee relies on the expertise and knowledge of management, and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for complete and accurate preparation of the Company's financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the company's financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations or the Company's policies and procedures.

COMPOSITION OF AUDIT COMMITTEE

        The Audit Committee members will be appointed by, and will serve at the discretion of, the board of directors.

  1.
  The Audit Committee will consist of at least three members of the board of directors;

  2.
  Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

  3.
  Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements, or must be able to do so within a reasonable period of time after his or her appointment to the Audit Committee; and

  4.
  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities, in accordance with the Nasdaq National Market Audit Committee requirements.

RESPONSIBILITIES:

        The following shall be the principal recurring duties of the Audit Committee in carrying out its oversight responsibilities. These duties are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities under this charter, the Company's By-laws and governing law. The Audit Committee's responsibilities shall include:

  •
  Reviewing at least annually the Audit Committee's own structure, process and membership requirements;

  •
  Annually reviewing the charter and gaining approval of the board of directors;

  •
  Reviewing the performance of the independent auditors, who shall be accountable to the board of directors and the Audit Committee, and providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  Recommending the selection and, where appropriate, replacement of the independent auditors to the board of directors;

  •
  Reviewing the independent auditor's proposed audit scope, approach, fee arrangement, and independence;

  •
  Upon completion of the audit of the Company's annual financial statements by the independent auditors and prior to distribution of such financial statements to the public or filing with the SEC, reviewing and discussing with the independent auditors: the annual financial statements, the independent auditor's report thereon, any other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards, any significant changes required in the audit plan, any serious difficulties or disputes with management encountered during the audit, and any other matters required to be discussed by Statement on Auditing Standard (SAS) No. 61;

  •
  Requesting from the independent auditors a formal written statement delineating all relationships between the auditor, and the Company, consistent with Independence Standards Board Standard No. 1, and evaluating and discussing with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors including consideration of whether fees billed for information technology services and other non-audit services are compatible with maintaining the independence of the auditors;

  •
  Reviewing the Company's interim financial statements and quarterly earnings press releases with the independent auditors and management prior to public release, including discussing with the independent auditors and management the results of the independent auditors' SAS 71 review of the interim financial statements and direct the Company's independent auditors to review, before filing with the SEC, the Company's interim financial statements included in Quarterly Reports on Form 10-Q;

  •
  Before release, reviewing the Company's Annual Report on Form 10-K with management and the independent auditors.

  •
  Recommending to the board of directors whether they should approve the annual financial statements for inclusion in the Annual Report on Form 10-K, based on (i) the committee's review and discussion with management of the annual financial statements, (ii) the committee's discussion with the independent auditors of the matters required to be discussed by SAS 61, and (iii) the committee's review and discussion with the independent auditors of the independent auditors' independence and the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1;

  •
  In connection with the committee's review of the annual financial statements, discussing with management and the independent auditors the Company's development, selection, application and disclosure of critical accounting policies, any significant changes in the Company's accounting policies and any proposed changes in accounting or financial reporting that may have a significant impact on the Company;

  •
  Discussing with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group;

  •
  Reviewing on at least a quarterly basis the status of any legal matters that could have a significant impact on the Company's financial statements.

PROXY STATEMENT DISCLOSURES:

  •
  A copy of the charter is to be included as an appendix to the Company's proxy statement at least once every three years;

  •
  Provide an Audit Committee Report in the Company's proxy statement in accordance with the requirements of Item 306 of SEC Regulation S-K and Item 7(d)(3)(i) of Schedule 14A of the SEC's proxy rules;

MEETINGS, MINUTES, AND REPORTS TO BOARD OF DIRECTORS:

        The Audit Committee will meet at least three times per year in addition to the quarterly telephonic review of the financial statements prior to public releases. Meetings may be held telephonically or in person. The Audit Committee may establish its own schedule, which it will provide to the board of directors in advance.

        The Audit Committee will meet separately with the independent auditors as well as members of the Company's management, as it deems appropriate in order to review the financial controls of the Company.

        The Audit Committee will maintain written minutes of its meetings.

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(d)(3)(i) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the board from time to time as may be appropriate, consistent with the Audit Committee's charter.

COMPANY STOCK PRICE PERFORMANCE

        The stock price performance graph below is required by the Securities and Exchange Commission. It shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Securities Exchange Act, except to the extent that we specifically incorporate this information by reference. Also, it shall not otherwise be deemed soliciting material or filed under these Acts.

        The graph below compares the cumulative total stockholder return of our common stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index. The graph assumes that $100 was invested in our common stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index on March 31, 1997 and calculates the annual return through March 31, 2002. The stock price performance shown in the graph below is based on historical data and does not necessarily indicate future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ADAPTEC, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

    *
    $100 Invested on 3/31/97 in stock or index-
    including reinvestment of dividends.
    Fiscal year ending March 31.

RELATED PARTY TRANSACTIONS

        Other than the relationships described below, and in the section entitled "Executive Compensation", since April 1, 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of his or her immediate family had or will have a direct or indirect material interest.

        Mr. Loarie is a Managing Director of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and we entered into an engagement letter pursuant to which Morgan Stanley Dean Witter & Co. agreed to provide financial advisory services to us in connection with the spin off of Roxio. During fiscal 2002, we estimate that the fees owed by us to Morgan Stanley Dean Witter & Co. were approximately $6,204,000, all of which had been paid as of March 31, 2002.

        In addition, on March 5, 2002, we sold $250,000,000 in aggregate principal amount of our 3% Convertible Subordinated Notes due 2007 in a private placement transaction to four initial purchasers, including Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley Dean Witter & Co. During fiscal 2002, we estimate that we paid $1,143,750 in fees to Morgan Stanley & Co. Incorporated in connection with this transaction.

STOCKHOLDER NOMINATIONS AND PROPOSALS

        Our bylaws provide that only persons nominated by or at the direction of the board of directors or by a stockholder who has given timely written notice to the Secretary or Assistant Secretary of Adaptec prior to the meeting will be eligible for election as directors. In all cases, to be timely, notice must be received by us not less than twenty (20) days prior to the meeting; provided, however, if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the tenth day following the day on which such notice was mailed or such public disclosure was made. In the notice, the stockholder must provide (a) as to each person, whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address, as they appear on our books, of such stockholder, (ii) the class and number of shares of our capital stock which are beneficially owned by such stockholder and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

        Our bylaws also provide that all business that can be conducted at the meeting must be properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting, or any supplement thereto, given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder. Business to be brought before the meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the Secretary or Assistant Secretary of Adaptec. To be timely, a stockholder's notice must be delivered to our principal executive offices not less than forty five (45) days prior to the date on which we first mailed proxy materials for the prior year's annual meeting; provided, however, that if our Annual Stockholders Meeting occurs on a date more than thirty (30) days earlier or later than our prior year's annual meeting, then our board of directors shall determine a date a reasonable period prior to our Annual Stockholders Meeting by which date the stockholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934 or via press release. Such publication shall occur at least ten (10) days prior to the date set by the board of directors. A stockholder's notice to the Secretary or Assistant Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of our capital stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required by law to be provided by the stockholder in his capacity as proponent of a stockholder proposal.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2003 ANNUAL STOCKHOLDER MEETING

        Stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and our Bylaws. Stockholders wishing to present a proposal at our 2003 Annual Stockholders Meeting must submit such proposal to us by March 29, 2003 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under our Bylaws, a stockholder wishing to make a proposal at the 2003 Annual Stockholders Meeting must submit such a proposal to us prior to June 12, 2003.

COMPLIANCE UNDER SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16 of the Securities Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. The Securities and Exchange Commission regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our executive officers and directors and except as set forth below, we believe that all Section 16(a) filing requirements were met during fiscal 2002. During fiscal 2002, it was determined that a Form 4 for a February 2000 transaction by K.Y. Lim had not been filed. The Form 4 reporting that transaction was filed in May 2001.

OTHER BUSINESS

        We know of no other matters to be submitted to the 2002 Annual Stockholders Meeting. If any other matters properly come before the 2002 Annual Stockholders Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend.

        Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

Please mark your votes as indicated in this example ☒

        The board of directors unanimously recommends that you vote FOR the board of director nominees and FOR the ratification of PricewaterhouseCoopers LLP.

		FOR all nominees listed below (except as indicated)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	Election of directors to serve one-year terms.	☐	☐

        If you wish to withhold authority for any individual nominee, strike a line through that nominee's name in the list below:

01 Carl J. Conti	04 Lucie J. Fjeldstad	07 Robert J. Loarie
02 Victoria L. Cotten	05 Joseph S. Kennedy	08 Robert N. Stephens
03 John C. East	06 Ilene H. Lang	09 Douglas E. Van Houweling
		FOR	AGAINST	ABSTAIN
2.	To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company the fiscal year ending March 31, 2003.	☐	☐	☐
3.	To transact such other businesses as may properly come before the meeting or any postponements or adjournments thereof.

        (This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

        TO ENSURE YOUR REPRESENTATION AT THE ANNUAL STOCKHOLDERS MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

Please mark, sign and date your proxy card and
return it promptly in the enclosed envelope.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

1

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ADAPTEC, INC.

2

Adaptec, Inc.
Proxy for 2002 Annual Stockholders Meeting
August 22, 2002

        The undersigned stockholder(s) of Adaptec, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement, each dated July 12, 2002, and hereby appoints Robert N. Stephens and David A. Young, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Company's 2002 Annual Stockholders Meeting to be held on August 22, 2002 at 10:00 a.m., local time, at the Company's principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California, 95035 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTOR NOMINEES AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

FOLD AND DETACH HERE

3

QuickLinks

NOTICE OF ANNUAL STOCKHOLDERS MEETING
PROXY STATEMENT July 12, 2002
PROPOSAL NO. 1—ELECTION OF DIRECTORS
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINATED DIRECTOR.
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal 2002
Aggregate Option Exercises in Fiscal 2002 and Fiscal Year-End Values
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT ON EXECUTIVE COMPENSATION
The Grant Program
REPORT OF THE AUDIT COMMITTEE
CHARTER FOR THE AUDIT COMMITTEE JUNE 20, 2002
COMPANY STOCK PRICE PERFORMANCE
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG ADAPTEC, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX
RELATED PARTY TRANSACTIONS
STOCKHOLDER NOMINATIONS AND PROPOSALS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL STOCKHOLDER MEETING
COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER BUSINESS